SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2009
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement; Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-1.1
EX-4.2
EX-4.3
EX-4.6
EX-4.7
EX-5.1

Item 1.01 Entry Into a Material Definitive Agreement; Item 8.01 Other Events.
     On February 23, 2009, Waste Management, Inc. (the “Company”) commenced an underwritten public offering of $350,000,000 aggregate principal amount of its 6.375% Senior Notes due 2015 (the “2015 Notes”) and $450,000,000 aggregate principal amount of its 7.375% Senior Notes due 2019 (the “2019 Notes” and, together with the 2015 Notes, the “Notes”) under the Company’s Registration Statement on Form S-3 (No. 333-137526) (the “Registration Statement”). The Notes, which will be fully and unconditionally guaranteed by our wholly-owned subsidiary Waste Management Holdings, Inc. (“WM Holdings”), were sold pursuant to an underwriting agreement (the “Underwriting Agreement”) entered into on February 23, 2009 by the Company, WM Holdings and Barclays Capital, Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc. as representatives of the several underwriters set forth therein. The Notes will be issued under an indenture dated as of September 10, 1997, between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as trustee (the “Indenture”). Closing of the issuance and sale of the Notes is scheduled to occur on February 26, 2009. The exhibits filed herewith are filed pursuant to the Registration Statement pursuant to Item 601 of Regulation S-K and are included as exhibits to this current report and are incorporated herein by reference. The description of the Underwriting Agreement is qualified in its entirety by the full text of such document, which is filed herewith.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
1.1 Underwriting Agreement dated February 23, 2009 by and among the Company, WM Holdings and Barclays Capital, Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc. as representatives of the several Underwriters named therein.
4.1 Indenture dated September 10, 1997 by and between the Company and The Bank of New York Mellon Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as Trustee, relating to senior debt securities of the Company (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed September 24, 1997).
4.2 Form of Officers’ Certificate delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the 2015 Notes.
4.3 Form of Officers’ Certificate delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the 2019 Notes.
4.4 Form of 2015 Note (included in Exhibit 4.2 above).
4.5 Form of 2019 Note (included in Exhibit 4.3 above).

4.6 Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 6.375% Senior Notes due 2015.
4.7 Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 7.375% Senior Notes due 2019.
5.1 Opinion of Baker Botts L.L.P.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: February 25, 2009	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker, Senior Vice President

Exhibit Index
1.1 Underwriting Agreement dated February 23, 2009 by and among the Company, WM Holdings and Barclays Capital, Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc. and Greenwich Capital Markets, Inc. as representatives of the several Underwriters named therein.
4.1 Indenture dated September 10, 1997 by and between the Company and The Bank of New York Trust Company, N.A. (the current successor to Texas Commerce Bank National Association), as Trustee, relating to senior debt securities of the Company (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed September 24, 1997).
4.2 Form of Officers’ Certificate delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the 2015 Notes.
4.3 Form of Officers’ Certificate delivered pursuant to Section 3.01 of the Indenture establishing the terms and form of the 2019 Notes.
4.4 Form of 2015 Note (included in Exhibit 4.2 above).
4.5 Form of 2019 Note (included in Exhibit 4.3 above).
4.6 Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 6.375% Senior Notes due 2015.
4.7 Form of Guarantee Agreement by WM Holdings in favor of the holders of Waste Management, Inc.’s 7.375% Senior Notes due 2019.
5.1 Opinion of Baker Botts L.L.P.